                                                                     Exhibit 7.2

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                 SERIES 2000-1

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 2000 and with respect to the performance of the Trust during the month of November, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 supplement.

        A.      Information Regarding the Current Monthly Distribution (Stated on the
                Basis of $1,000 Original Certificate Principal Amount)

                  1 The amount of the current monthly distribution in respect of
                    Class A Monthly Principal                                                                 $            0.00
                                                                                                              -----------------

                  2 The amount of the current monthly distribution in respect of
                    Class B Monthly Principal                                                                 $            0.00
                                                                                                              -----------------

                  3 The amount of the current monthly distribution in respect of
                    Collateral Monthly Principal                                                              $            0.00
                                                                                                              -----------------

                  4 The amount of the current monthly distribution in respect of
                    Class A Monthly Interest                                                                  $        5.641667
                                                                                                              -----------------

                  5 The amount of the current monthly distribution in respect of
                    Class A Additional Interest                                                               $            0.00
                                                                                                              -----------------

                  6 The amount of the current monthly distribution in respect of
                    Class B Monthly Interest                                                                  $        5.850000
                                                                                                              -----------------

                  7 The amount of the current monthly distribution in respect of
                    Class B Additional Interest                                                               $            0.00
                                                                                                              -----------------

                  8 The amount of the current monthly distribution in respect of
                    Collateral Minimum Monthly Interest                                                       $        6.250000
                                                                                                              -----------------

                  9 The amount of the current monthly distribution in respect of
                    any accrued and unpaid Collateral Minimum Monthly Interest                                $            0.00
                                                                                                              -----------------

        B.      Information Regarding the Performance of the Trust

                  1 Collection of Principal Receivables

                    (a) Available Principal Collections                                                       $  103,299,469.64
                                                                                                              -----------------

                    (b) Class A Investor Default Amount treated as Available Principal Collection             $    2,152,468.30
                                                                                                              -----------------

                    (c) Class B Investor Default Amount treated as Available Principal Collection             $      147,597.83
                                                                                                              -----------------

                    (d) Excess Spread treated as Available Principal Collection                               $      159,897.65
                                                                                                              -----------------


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
                  2 Principal Receivables in the Trust

                    (a) The aggregate amount of Principal Receivables in the Trust
                        as of the end of the day on the last day of the related Monthly Period                $1,917,053,370.11
                                                                                                              -----------------

                    (b) The amount of Principal Receivables in the Trust represented by the the Invested Amount of Series 2000-1 as of the end of the day on the last
                        day of the related Monthly Period                                                     $  605,035,462.98
                                                                                                              -----------------

                    (c) The amount of Principal Receivables in the Trust represented by the the Adjusted Invested Amount of Series 2000-1 as of the end of the day
                        on the last day of the related Monthly Period                                         $  605,035,462.98
                                                                                                              -----------------

                    (d) The amount of Principal Receivables in the Trust represented by the the Class A Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                     $  529,406,030.11
                                                                                                              -----------------

                    (e) The amount of Principal Receivables in the Trust represented by the the Class A Adjusted Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                     $  529,406,030.11
                                                                                                              -----------------

                    (f) The amount of Principal Receivables in the Trust represented by the the Class B Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                     $   36,302,127.78
                                                                                                              -----------------

                    (g) The amount of Principal Receivables in the Trust represented by the the Class B Adjusted Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                     $   36,302,127.78
                                                                                                              -----------------

                    (h) The amount of Principal Receivables in the Trust represented by the the Collateral Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                     $   39,327,305.09
                                                                                                              -----------------

                    (i) The amount of Principal Receivables in the Trust represented by the the Collateral Adjusted Invested Amount as of the end of the day on the last
                        day of the related Monthly Period                                                     $   39,327,305.09
                                                                                                              -----------------

                    (j) The Floating Allocation Percentage with respect to the
                        related Monthly Period                                                                            31.56%
                                                                                                              -----------------

                    (k) The Class A Floating Percentage with respect to the
                        related Monthly Period                                                                            87.50%
                                                                                                              -----------------

                    (l) The Class B Floating Percentage with respect to the
                        related Monthly Period                                                                             6.00%
                                                                                                              -----------------

                    (m) The Collateral Floating Percentage with respect to the
                        related Monthly Period                                                                             6.50%
                                                                                                              -----------------

                    (n) The Principal Allocation Percentage with respect to the
                        related Monthly Period                                                                            31.56%
                                                                                                              -----------------

                    (o) The Class A Principal Percentage with respect to the
                        related Monthly Period                                                                            87.50%
                                                                                                              -----------------

                    (p) The Class B Principal Percentage with respect to the
                        related Monthly Period                                                                             6.00%
                                                                                                              -----------------

                    (q) The Collateral Principal Percentage with respect to the
                        related Monthly Period                                                                             6.50%
                                                                                                              -----------------


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

                   3 Delinquent Balances

                     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                   Aggregate                      Percentage
                                                                    Account                        of Total
                                                                    Balance                      Receivables
                                                                   ---------                     -----------
                            (a)     30--59 days:                $26,232,430.63                      1.37%
                            (b)     60--89 days:                $13,342,357.64                      0.70%
                            (c)     90+ days:                    $8,701,654.90                      0.45%
                                                                --------------                      ----
                                    Total:                      $48,276,443.17                      2.52%
                                                                ==============                      ====
                   4 Investor Default Amount

                     (a) The Investor Default Amount for the related Monthly Period                                 $  2,459,963.78
                                                                                                                    ---------------

                     (b) The Class A Investor Default Amount for the related Monthly Period                         $  2,152,468.30
                                                                                                                    ---------------

                     (c) The Class B Investor Default Amount for the related Monthly Period                         $    147,597.83
                                                                                                                    ---------------

                     (d) The Collateral Default Amount for the related Monthly Period                               $    159,897.65
                                                                                                                    ---------------

                   5 Investor Charge-Offs

                     (a) The aggregate amount of Class A Investor Charge-Offs
                         for the related Monthly Period                                                             $          0.00
                                                                                                                    ---------------

                     (b) The aggregate amount of Class A Investor Charge-Offs set forth
                         in 5(a) above per $1,000 of original certificate principal amount                          $          0.00
                                                                                                                    ---------------

                     (c) The aggregate amount of Class B Investor Charge-Offs
                         for the related Monthly Period                                                             $          0.00
                                                                                                                    ---------------

                     (d) The aggregate amount of Class B Investor Charge-Offs
                         set forth in 5(c) above per $1,000 or original certificate principal amount                $          0.00
                                                                                                                    ---------------

                     (e) The aggregate amount of Collateral Charge-Offs
                         for the related Monthly Period                                                             $          0.00
                                                                                                                    ---------------

                     (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e) above per
                         $1,000 of original certificate principal amount                                            $          0.00
                                                                                                                    ---------------

                     (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on
                         the Transfer Date immediately preceding this Distribution Date                             $          0.00
                                                                                                                    ---------------

                     (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g) above per $1,000 original certificate
                         principal amount reimbursed on the Transfer Date
                         immediately preceding this Distribution Date                                               $          0.00
                                                                                                                    ---------------

                     (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on the
                         Transfer Date immediately preceding this Distribution Date                                 $          0.00
                                                                                                                    ---------------

                     (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i) above per $1,000 original certificate
                         principal amount reimbursed on the Transfer Date
                         immediately preceding this Distribution Date                                               $          0.00
                                                                                                                    ---------------
                     (k) The aggregate amount of Collateral Charge-Offs reimbursed on the Transfer Date
                         immediately preceding this Distribution Date                                               $          0.00
                                                                                                                    ---------------
                     (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal
                         amount reimbursed on the Transfer Date immediately
                         preceding Distribution Date                                                                $          0.00
                                                                                                                    ---------------



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
                   6 Investor Servicing Fee

                     (a) The amount of the Class A Servicing Fee payable by the Trust to the Servicer
                         for the related Monthly Period                                                             $    437,500.00
                                                                                                                    ---------------

                     (b) The amount of the Class B Servicing Fee payable by the Trust to the Servicer
                         for the related Monthly Period                                                             $     30,000.00
                                                                                                                    ---------------

                     (c) The amount of the Collateral Servicing Fee payable by the Trust to the Servicer
                         for the related Monthly Period                                                             $     32,500.00
                                                                                                                    ---------------

                     (d) The amount of Servicer Interchange payable by the Trust to the Servicer
                         for the related Monthly Period                                                             $    500,000.00
                                                                                                                    ---------------

                   7 Reallocations

                     (a) The amount of Reallocated Collateral Principal Collections
                         with respect to this Distribution Date                                                     $          0.00
                                                                                                                    ---------------

                     (b) The amount of Reallocated Class B Principal Collections
                         with respect to this Distribution Date                                                     $          0.00
                                                                                                                    ---------------

                     (c) The Collateral Invested Amount as of the close of business
                         on this Distribution Date                                                                  $ 39,000,000.00
                                                                                                                    ---------------

                     (d) The Collateral Adjusted Invested Amount as of the close of
                         business on this Distribution Date                                                         $ 39,000,000.00
                                                                                                                    ---------------

                     (e) The Class B Invested Amount as of the close of business
                         on this Distribution Date                                                                  $ 36,000,000.00
                                                                                                                    ---------------

                     (f) The Class B Adjusted Invested Amount as of the close of business
                         on this Distribution Date                                                                  $ 36,000,000.00
                                                                                                                    ---------------

                     (g) The Class A Invested Amount as of the close of business
                         on this Distribution Date                                                                  $525,000,000.00
                                                                                                                    ---------------

                     (h) The Class A Adjusted Invested Amount as of the close of business
                         on this Distribution Date                                                                  $525,000,000.00
                                                                                                                    ---------------


                   8 Collection of Finance Charge Receivables

                     (a) The aggregate amount of Collections of Finance Charge
                         Receivables and Annual Membership Fees processed during
                         the related Monthly Period which were allocated in respect
                         of the Class A Certificates                                                                $  7,655,854.83
                                                                                                                    ---------------

                     (b) The aggregate amount of Collections of Finance Charge
                         Receivables and Annual Membership Fees processed during
                         the related Monthly Period which were allocated in respect
                         of the Class B Certificates                                                                $    524,972.90
                                                                                                                    ---------------

                     (c) The aggregate amount of Collections of Finance Charge
                         Receivables and Annual Membership Fees processed during
                         the related Monthly Period which were allocated in respect
                         of the Collateral Interest                                                                 $    568,720.64
                                                                                                                    ---------------

                   9 Principal Funding Account

                     (a) The principal amount on deposit in the Principal Funding Account
                         on the related Transfer Date                                                               $          0.00
                                                                                                                    ---------------

                     (b) The Accumulation Shortfall with respect to the related Monthly Period                      $          0.00
                                                                                                                    ---------------

                     (c) The Principal Funding Investment Proceeds deposited in the Finance Charge
                         Account on the related Transfer Date to be treated as Class A Available Funds              $          0.00
                                                                                                                    ---------------

                     (d) The Principal Funding Investment Proceeds deposited in the Finance Charge
                         Account on the related Transfer date to be treated as Class B Available Funds              $          0.00
                                                                                                                    ---------------


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
                  10 Reserve Account

                     (a) The Reserve Draw Amount on the related Transfer Date                                       $          0.00
                                                                                                                    ---------------

                     (b) The amount of the Reserve Draw Amount deposited in the Collection
                         Account on the related Transfer Date to be treated as Class A Available Funds              $          0.00
                                                                                                                    ---------------

                     (c) The amount of the Reserve Draw Account deposited in the Collection
                         Account on the related Transfer Date to be treated as Class B Available Funds              $          0.00
                                                                                                                    ---------------

                     (d) The amount of any Reserve Account Surplus                                                  $          0.00
                                                                                                                    ---------------

                  11 Available Funds

                     (a) The amount of Class A Available Funds on deposit in the Collection
                         Account on the related Transfer Date                                                       $  2,961,875.00
                                                                                                                    ---------------

                     (b) The amount of Class B Available Funds on deposit in the Collection
                         Account on the related Transfer Date                                                       $    210,600.00
                                                                                                                    ---------------

                     (c) The amount of Collateral Available Funds on deposit in the Collection
                         Account on the related Transfer Date                                                       $    243,750.00
                                                                                                                    ---------------

                     (d) Available Principal Collections on deposit in the Collection Account
                         on the related Transfer Date                                                               $          0.00
                                                                                                                    ---------------

                  12 Excess Spread and Excess Finance Charge Collections

                     (a) Excess Finance Charge Collection                                                           $          0.00
                                                                                                                    ---------------

                     (b) Class A Available Funds
                              minus Class A Monthly Interest
                              minus Class A Servicing Fee
                              minus Class A Defaulted Amount                                                        $  2,104,011.53
                                                                                                                    ---------------

                         Class B Available Funds
                              minus Class B Monthly Interest
                              minus Class B Servicing Fee
                              minus Class B Defaulted Amount                                                        $    136,775.07
                                                                                                                    ---------------

                         Collateral Available Funds                                                                 $    568,720.64
                                                                                                                    ---------------

                     (c) Excess Spread applied to the Class A Required Amount
                         for the Monthly Period                                                                     $          0.00
                                                                                                                    ---------------

                     (d) Excess Spread applied to the Class A Investor Charge-Offs for the
                         related Monthly Period                                                                     $          0.00
                                                                                                                    ---------------

                     (e) Excess Spread applied to the Class B Required Amount for the
                         related Monthly Period                                                                     $          0.00
                                                                                                                    ---------------

                     (f) Excess Spread applied to the Class B Default Amount for the related Monthly Period         $          0.00
                                                                                                                    ---------------

                     (g) Excess Spread applied to the Class B Invested Amount for the related Monthly Period        $          0.00
                                                                                                                    ---------------

                     (h) Excess Spread applied to the Collateral Minimum Monthly Interest for the related
                         Monthly Period and for any past due Collateral Minimum Monthly Interest                    $    243,750.00
                                                                                                                    ---------------

                     (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer
                         for the related Monthly Period or for any past due Collateral Servicing Fees               $     32,500.00
                                                                                                                    ---------------

                     (j) Excess Spread applied to the Collateral Default Amount as Available Principal
                         Collections for the related Monthly Period                                                 $    159,897.65
                                                                                                                    ---------------

                     (k) Excess Spread applied to the Collateral Invested Amount for the related
                         Monthly Period                                                                             $          0.00
                                                                                                                    ---------------

                     (l) Excess Spread applied to the Reserve Account for the related Monthly Period                $          0.00
                                                                                                                    ---------------

                  13 Finance Charge Shortfall

                     (a) Finance Charge Shortfall for Series 2000-1                                                 $          0.00
                                                                                                                    ---------------

                     (b) Total Finance Charge Shortfall for all series in Group One                                 $          0.00
                                                                                                                    ---------------

                  14 Base Rate

                     (a) The Base Rate for the related Monthly Period                                                          7.83%
                                                                                                                    ---------------

                  15 Portfolio Yield

                     (a) The Portfolio Yield for the related Monthly Period                                                   12.79%
                                                                                                                    ---------------

                     (b) The Portfolio Adjusted Yield for the related Monthly Period                                           N/A
                                                                                                                    ---------------

        IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 12th day of December, 2000.


                                            NATIONAL CITY BANK,
                                              as Seller and Servicer


                                     By:    /s/ THOMAS A. CHANDLER
                                            ------------------------------------
                                     Name:  Thomas A. Chandler
                                     Title: Vice President - Credit Card Finance